UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2024

HALLMARK VENTURE GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission file number 000-56477

florida	34-2001531
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5112 West Taft Road, Suite M, Liverpool, NY	13088
(Address of principal executive offices)	(Zip Code)

877-646-4833

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	HLLK	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On April 10, 2024, Hallmark Venture Group, Inc (the “Company”) entered into a Debt Cancellation Agreement with Phase I Operations, Inc., a non-affiliate of the Company. $8,130 of remaining debt was canceled.

A copy of the Note which is filed as Exhibit 10.1 hereto and incorporated by reference in this Current Report on Form 8-K.

Item 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AND OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
10.01	Debt Cancellation Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 17, 2024

Hallmark Venture Group, Inc.

By:	/s/ John D.Murphy, Jr.
Name:	John D. Murphy, Jr.
Title:	President and Chief Executive Officer

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